FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) November 14, 2003

             (Exact name of registrant as specified in its charter)

                           Flexsteel Industries, Inc.

                         ------------------------------

(State or other jurisdiction     (Commission                  (IRS Employer
   of incorporation)             File Number)                Identification No.)

    Minnesota                     0-5151                        42-0442319

         Registrant's telephone number, including area code 563-556-7730
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     Item 5. Other Events

     On November 14, 2003, Flexsteel Industries, Inc. Announces First Quarter Operating Results. See the Press Release attached hereto and incorporated herein for further information.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Flexsteel Industries, Inc.
                                              ---------------------------------
                                                       (Registrant)


Date:    November 14, 2003                        By:  /s/  R. J. Klosterman
                                              ---------------------------------
                                                      R. J. Klosterman
                                                Financial Vice President &
                                                Principal Financial Officer